  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2017

STANDARD DIVERSIFIED OPPORTUNITIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36696	56-1581761
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Concord Pike, Suite 301 Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 824-7062

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Standard Diversified Opportunities Inc. (the “Registrant”) has two classes of common stock outstanding, Class A Common Stock and Class B Common Stock, both par value $0.01 per share. The Registrant is in the process of obtaining approval for the Class A Common Stock to trade on the OTCQB. There is no market for the Class B Common Stock, which is not transferable except in limited circumstances. Each share of Class B Common Stock is convertible into a share of Class A Common Stock.

Set forth below is a series of Frequently Asked Questions regarding the Class B Common Stock:

Frequently Asked Questions

These FAQs pertain only to the Class B Common Stock of Standard Diversified Opportunities Inc. (the “Company”) and are provided for your convenience only. The Company also has Class A Common Stock currently trading on the OTC Markets under the ticker symbol “SDOPA.”

These summary explanations are qualified in their entirety by controlling documents including the Company’s Fifth Amended and Restated Certificate of Incorporation (“Charter”) and Second Amended and Restated Bylaws. Such documents are publicly filed.

Sales and Voluntary Conversion Details for Class B Common Stock

Q: Is there a market for my shares of Class B Common Stock?

A: There is no market for the Class B Common Stock. Each share of Class B Common Stock is convertible, at all times and without cost to a shareholder, into a share of Class A Common Stock. This conversion feature provides the Class B Common Stock shareholder access to the market.

Q: I have shares of Class B Common Stock. What is the simplest way to sell them?

A: If you hold your shares in “street name” (i.e., an account with a broker): Your broker can assist you with a sale by first helping you to effect a voluntary conversion of your shares of Class B Common Stock into shares of Class A Common Stock. Your broker should submit instructions to the Depository Trust Company’s reorg conversion application (the “RCNV function”). The RCNV function is available from 8:00 A.M. to 1:00 P.M. (ET) for the submission of such instructions. The Class B Common Stock converts directly to Class A Common Stock, so you can direct your sell order accordingly. There should be no delay or expense involved other than normal commissions.

If you are a record holder (either certificated or uncertificated): You must provide written notice to the Company of your desire to transfer your shares of Class B Common Stock. The address is 1521 Concord Pike, Suite 301, Wilmington, Delaware 19803, attention: Chief Financial Officer. The Company and its transfer agent, American Stock Transfer & Trust Company (“AST”), will instruct you as to next steps upon receiving notice. Only in very limited circumstances (described below) will you be permitted to transfer your shares of Class B Common Stock. Otherwise, your shares of Class B Common Stock will be converted into an equal number of shares of Class A Common Stock, which can then be sold to the desired third party.

If your shares are certificated, you must surrender such certificate, duly endorsed, or notify the Company that such certificate has been lost, stolen, or destroyed. Please see Part B, Section 8A of Article IV of the Company’s Charter for further details of providing such notice and how to surrender certificates, if any.

Q: How do I voluntarily convert my shares of Class B Common Stock into shares of Class A Common Stock?

A: As noted above, you may convert your shares of Class B Common Stock into an equal number of shares of Class A Common Stock at any time following the procedures set forth below. For example, if you hold 1,000 shares of Class B Common Stock and elect to convert such shares into shares of Class A Common Stock, upon completion of the appropriate procedures, you will hold 1,000 shares of Class A Common Stock. The conversion is deemed effective immediately prior to the close of business on the date that the requirements of voluntary conversion are satisfied. At such time, the person(s) entitled to receive the shares of Class A Common Stock issuable upon conversion shall be treated for all purposes as the record holder(s) of such shares.

If you hold your shares in street name: Your broker should submit instructions to the Depository Trust Company’s reorg conversion application (the “RCNV function”). The RCNV function is available from 8:00 A.M. to 1:00 P.M. (ET) for the submission of such instructions. You can then hold the shares of Class A Common Stock, or sell them.

If you are a record holder (either certificated or uncertificated): You must provide written notice to the Company of your desire to convert your shares of Class B Common Stock. The address is 1521 Concord Pike, Suite 301, Wilmington, Delaware 19803, attention: Chief Financial Officer. The Company and AST will instruct you as to next steps upon receiving notice. If your shares are certificated, you must surrender such certificate, duly endorsed, or notify the Company that such certificate has been lost, stolen, or destroyed. Please see Part B, Section 8A of Article IV of the Company’s Charter for further details of providing such notice and how to surrender certificates, if any.

Other Information Regarding the Class B Common Stock

Q: What is the value of the Class B Common Stock?

A: The market value of the Class B Common Stock is the same as the value of the Class A Common Stock because the no cost conversion features of the Class B Common Stock.

Q: What happens to my shares of Class B Common Stock held in street name if I change brokers?

A: You do not have to convert them to the Class A Common Stock. The shares of Class B Common Stock may remain shares of Class B Common Stock as long as you remain the beneficial owner. You must document that the shares of Class B Common Stock are currently held in street name for your account and submit instructions to transfer the shares to the new broker.

Q: Can I transfer shares of Class B Common Stock distributed to me in street name into my own name?

A: Yes.

Q: Can I transfer my certificated shares of Class B Common Stock held in my own name to street name?

A: Yes. You may transfer your certificated shares of Class B Common Stock held in your name to street name by depositing the certificates with your broker.

Q: Can I transfer my uncertificated shares of Class B Common Stock held in my own name to street name?

A: Yes. The transfer agent will handle the transfer. Shares of Class B Common Stock are not DRS/DWAC (direct register system and deposit-withdrawal at custodian) eligible so the only way to get the shares in street name is to have the certificates issued and then have your broker deposit them with the DTC.

Q: What are the rights of Class B Common Stock?

A: The shares of Class B Common Stock have the same rights as the shares of Class A Common Stock, except that:

•	each share of Class B Common Stock has the right to 10 votes per share (Class A Common Stock has the right to one vote per share); and
•	the shares of Class B Common Stock are convertible into shares of Class A Common Stock on a one-for-one basis.

Q: Can I transfer Class B shares by gift or bequest?

A: Yes, in accordance with the requirements of and limitations set forth in the Company’s charter, as discussed below. These are the only circumstances in which the Company’s charter permits transfers of the Class B Common Stock. Any other attempt to transfer shares of Class B Common Stock will result in them automatically converting upon transfer into an equal number of shares of Class A Common Stock.

Q: Who may own Class B Common Stock?

A: Only those stockholders of record on June 2, 2017, when such distribution of Class B Common Stock was made, and their Permitted Transferees (as defined in the Charter) are entitled to own shares of Class B Common Stock. Any transfer that is not considered a permitted transfer under the Charter (and summarized below) will cause such shares of Class B Common Stock to automatically be converted into an equal number of shares of Class A Common Stock.

Q: What will trigger an automatic conversion of my shares of Class B Common Stock into shares of Class A Common Stock?

A: Shares of Class B Common Stock will automatically be converted into an equal number of shares of Class A Common Stock upon:

•	any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of the shares of Class B Common Stock (subject to limited exceptions described below); or

•	the occurrence of an event specified by the affirmative vote or written consent of the holders of two-thirds of the then-outstanding shares of Class B Common Stock, voting as a separate class (in which case all shares of Class B Common Stock shall convert).

For example, if you hold 1,000 shares of Class B Common Stock and wish to engage in a transfer of such shares, and such transfer is not a permitted transfer, the transferee will hold 1,000 shares of Class A Common Stock upon completion of the transfer.

If you are: (i) a corporation, partnership, limited liability company or other entity, your shares of Class B Common Stock may be transferred to an affiliate; (ii) a natural person, such shares may be transferred to family members or for estate planning purposes; (iii) a trust, such shares may be transferred to the beneficiaries of such trust and the family members of the beneficiaries of such trust, without the automatic conversion of such into shares of Class A Common Stock.

Upon an automatic conversion and without further action by you, each outstanding stock certificate that represented shares of Class B Common Stock will be deemed to represent an equal number of shares of Class A Common Stock. Upon your written request and surrender of your certificate formerly representing your shares of Class B Common Stock (or, in the case of a lost, stolen or destroyed certificate, upon execution of an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith), the Company will issue and deliver to you a certificate representing the shares of Class A Common Stock into which your shares of Class B Common Stock were converted (if such shares were certificated) or, if such shares were uncertificated, register such shares in book entry form.

Q: Can I repurchase my converted shares or purchase additional shares of Class B Common Stock?

A: No. Each share of Class B Common Stock that is converted will be retired by the Company and will not be available for reissuance. The Company will not issue additional shares of Class B Common Stock, including securities convertible into, or exercisable or exchangeable for shares of Class B Common Stock.

Q: How are shares of Class B Common Stock treated with respect to dividends paid by the Company?

A: Shares of Class B Common Stock and Class A Common Stock are treated equally, identically and ratably, on a per share basis, with respect to any dividend paid on the Common Stock of the Company. If a dividend is paid in the form Common Stock, such dividend will be paid only in shares of Class A Common Stock. Holders of shares of Class A Common Stock and Class B Common Stock, on a per share basis, will receive an identical number of shares of Class A Common Stock.

If approved in advance by the holders of a majority of the outstanding shares of Class A Common Stock and a majority of the outstanding shares of Class B Common Stock, each voting separately as a class, the board of directors of the Company may pay or make a disparate dividend or distribution per share of Class A Common Stock and Class B Common Stock.

Q: What is the CUSIP for the Class B Common Stock?

A: The CUSIP Number for the Class B Common Stock is 85336L-208.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD DIVERSIFIED OPPORTUNITIES INC.

Date: June 15, 2017	By:	/s/ Edward J. Sweeney
Name: Edward J. Sweeney
Title: Interim Chief Financial Officer